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                                                                EXHIBIT 10.15.2

                              SECOND AMENDMENT TO
                            NOTE PURCHASE AGREEMENT


               SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT dated as of August 13, 1996 among UNIVERSAL SEISMIC ASSOCIATES, INC., a Delaware corporation (the "Company") and RIMCO PARTNERS, L.P., a Delaware limited partnership, RIMCO PARTNERS, L.P. II, a Delaware limited partnership, RIMCO PARTNERS, L.P. III, a Delaware limited partnership, and RIMCO PARTNERS, L.P. IV, a Delaware limited partnership (collectively, the "Noteholders").

               Preliminary Statement. The Company and the Noteholders entered into that certain Note Purchase Agreement, dated January 19, 1996 as amended by that Certain First Amendment to Note Purchase Agreement, dated as of May 28, 1996 (as so amended, the "Note Purchase Agreement"). The Company and the Noteholders desire to amend the Note Purchase Agreement as follows:

               Section 7.05 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

               "Section 7.05. Purchase of Notes. The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the conversion, payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any conversion payment, prepayment or purchase of Notes pursuant to any provision of this Agreement or the Notes and no Notes may be issued in substitution or exchange for any such Notes."

               Except as amended hereby, the Note Purchase Agreement shall remain in full force and effect and the parties hereby ratify the Note Purchase Agreement as amended hereby.

               IN WITNESS WHEREOF, the Company has caused this Second Amendment to Note Purchase Agreement to be executed by their respective duly authorized representatives as of the date first above written.



                           UNIVERSAL SEISMIC ASSOCIATES, INC.


                           By: /s/ MICHAEL J. PAWELEK
                              --------------------------------
                           Name:  Michael J. Pawelek
                           Title: President

                           RIMCO PARTNERS, L.P.,
                           RIMCO PARTNERS, L.P. II,
                           RIMCO PARTNERS, L.P. III, and
                           RIMCO PARTNERS, L.P. IV



                           By: Resource Investors Management Company Limited Partnership, their general partner

                           By:     RIMCO Associates, Inc.,
                                   its general partner


                           By: /s/ GARY MILAVEC
                              --------------------------------
                           Name:   Gary Milavec
                           Title:  Vice President